Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of February 7, 2013 among Emergency Medical Services Corporation (the “Borrower”), various lenders from time to time party to the Credit Agreement (as defined below) and Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of May 25, 2011 (the “Credit Agreement”);

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to the First Amendment) and all of the Lenders directly and adversely affected by this First Amendment agree to the amendment of the Credit Agreement as set forth herein;

WHEREAS, the Borrower, certain of the Borrower’s subsidiaries and the Collateral Agent are party to a Guarantee and Collateral Agreement, dated as of May 25, 2011 (the “Guarantee and Collateral Agreement”);

WHEREAS, the parties to the Guarantee and Collateral Agreement agree to the amendment of the Guarantee and Collateral Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments.  Subject to the satisfaction of the conditions set forth in Section Three hereof:

(1)                                 The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“2013 Increase Supplement”: the Increase Supplement (if any) delivered to the Administrative Agent as of the First Amendment Effective Date.

“2013 Lender Joinder Agreement”: each Lender Joinder Agreement (if any) delivered to the Administrative Agent as of the First Amendment Effective Date.

“2013 Supplemental Term Loans”: term loans made on the First Amendment Effective Date by each Lender holding a Supplemental Term Loan

Commitment pursuant to either (x) the 2013 Increase Supplement or (y) any 2013 Lender Joinder Agreement.

“ECF Prepayment Amount”:  as defined in Subsection 4.4(b).

“Extension Request Deadline”:  as defined in Section 4.4(b).

“First Amendment”: the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date”:  February 7, 2013.

“Rollover Indebtedness”:  means Indebtedness of a Loan Party issued to any Lender in lieu of such Lender’s pro rata portion of any repayment of Term Loans made pursuant to Subsection 4.4(a) or (b); so long as (other than in connection with a refinancing in full of the Facilities) such Indebtedness would not have a weighted average life to maturity earlier than the weighted average life to maturity of the Term Loans being repaid.

(2)                                 The definition of Additional Obligations in Subsection 1.1. of the Credit Agreement is hereby amended by deleting the parenthetical in clause (i) and replacing it with the following text “(other than an earlier maturity date and/or shorter weighted average life to maturity for customary revolving financings and customary bridge financings, which, in the case of bridge financings, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Maturity Date of the Initial Term Loans or the weighted average life to maturity of the Initial Term Loans, as applicable)”.

(3)                                 The definition of Additional Obligations in Subsection 1.1. of the Credit Agreement is hereby further amended by deleting the parenthetical in clause (iii) and replacing it with the following text “(other than (x) in the case of any customary revolving facility, prepayments in such amount necessary to reduce amounts outstanding thereunder to an amount not in excess of the facility or any applicable sub-facility and (y) in the case of any customary bridge financing, prepayments of such bridge financing from the issuance of equity or other Indebtedness permitted hereunder which meets the requirements of this definition)”.

(4)                                 The definition of Additional Obligations Documents in Subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “or Rollover Indebtedness” immediately prior to the text “by any Loan Party.”.

(5)                                 The definition of Adjusted LIBOR Rate in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “1.50%” and replacing it with the text “1.00%”.

(6)                                 The definition of Alternate Base Rate in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “2.50%” in section (d) therein and replacing it with the text “2.00%”.

(7)                                 The definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin”:  a percentage per annum equal to (a) from the First Amendment Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Subsection 7.2(b) in respect of the first full fiscal quarter ending after the First Amendment Effective Date, 3.00% per annum for Eurodollar Loans, and 2.00% per annum for ABR Loans, and (b) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First-Lien Net Leverage Ratio, as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Subsection 7.2(b):

Applicable Margin

Pricing Level	Consolidated First- Lien Net Leverage Ratio	Eurodollar Loans	ABR Loans
1	< 2.50:1.00	2.75%	1.75%
2	> 2.50:1.00	3.00%	2.00%

Notwithstanding the foregoing, in the event that the financial statements required to be delivered pursuant to Subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to Subsection 7.2(b), are not delivered when due, then:

(1)                                 if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of the Term Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased;

(2)                                 if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and Compliance Certificate actually are delivered, and

(3)                                 if such financial statements and Compliance Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, Pricing Level 2 shall apply (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

(8)                                 The definition of Initial Term Loan in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“Initial Term Loan” shall mean (a) prior to the First Amendment Effective Date and the making of 2013 Supplemental Term Loans pursuant to the First Amendment and (x) the 2013 Increase Supplement and/or (y) any 2013 Lender Joinder Agreement entered into on the First Amendment Effective Date, the Initial Term Loans made by the Lenders to the Borrower under Article II on the Closing Date and (b) on and after the First Amendment Effective Date and upon the making of the 2013 Supplemental Term Loans pursuant to the First Amendment and (x) the 2013 Increase Supplement and/or (y) any 2013 Lender Joinder Agreement entered into on the First Amendment Effective Date, the Initial Term Loans made by the Lenders to the Borrower under Article II on the Closing Date as increased by the amount of the 2013 Supplemental Term Loans made on the First Amendment Effective Date.

(9)                                 The definition of Interest Period in Subsection 1.1 of the Credit Agreement is hereby amended in clause (a) by (i) deleting “two” immediately after the text “and ending one,” and (ii) inserting the text “two months,” immediately after the text “by each affected Lender” and in clause (b) by (i) deleting “two” immediately after the text “and ending one,” and (ii) inserting the text “two months,” immediately after the text “by each affected Lender”.

(10)                          The definition of FATCA in Subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

“FATCA”:  Sections 1471 through 1474 of the Code as in effect on the Closing Date (and any amended or successor provisions that are substantively comparable), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

(11)                          The definition of First Lien Obligations in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, Rollover Indebtedness” immediately prior to each occurrence of the text “and Refinancing Indebtedness”.

(12)                          The definition of Maximum Incremental Facilities Amount in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Incremental Facilities Amount”:  at any date of determination, the sum of (i) $250.0 million plus (ii) an additional amount if, after giving effect to the Incurrence of such additional amount (or, after giving pro forma effect to the Incurrence of the entire committed amount of such additional amount), the Consolidated First-Lien Net Leverage Ratio shall not exceed 4.00 to 1.00 (as set forth in an officer’s certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at the time of such Incurrence, together with calculations demonstrating compliance with such ratio) (it being understood that (A) if pro forma effect is given to the entire committed amount of any such additional amount, such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this clause, (B) for purposes of calculating the Consolidated First-Lien Net Leverage Ratio, any additional amount Incurred pursuant to this clause (ii) shall be treated as if such amount is Consolidated First-Lien Net Indebtedness, regardless of whether such amount is actually secured and (C) the 2013 Supplemental Term Loans shall not reduce borrowing capacity under the foregoing clause (i)).

(13)                          Clause (k) of the definition of Permitted Liens in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text “, (d) any Rollover Indebtedness (and any Refinancing Indebtedness in respect thereof) and” immediately after the text “(and any Refinancing Indebtedness in respect thereof)” in clause (c) thereof and (ii) deleting the text “(d)” immediately prior to the text “any Additional Obligations” and inserting the text “(e)” in lieu thereof.

(14)                          The definition of Refinancing Indebtedness in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “Rollover Indebtedness,” immediately prior to the text “Permitted Debt Exchange Notes” in clause (4) thereof.

(15)                          The definition of Tranche in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso prior to the period (“.”) appearing at the end thereof: “; provided that, the 2013 Supplemental Term Loans shall be considered part of the Initial Term Loans to which such 2013 Supplemental Term Loans are added pursuant to the definition of Initial Term Loan”.

(16)                          Section 2.1 of the Credit Agreement is hereby amended by deleting the text “(each, an “Initial Term Loan”)” from the first sentence in Section 2.1.

(17)                          Subsection 2.2(b) of the Credit Agreement is hereby amended by inserting the text “and, following the First Amendment Effective Date, the First Amendment Effective Date” immediately after the text “Closing Date”.

(18)                          Subsection 2.6(d)(C)(II) is hereby amended by (i) inserting the text “other than in the case of an Incremental Revolving Commitment,” immediately after the text “ outstanding,” and (ii) deleting the text “or voluntary”.

(19)                          Subsection 2.6(d)(iii) is hereby amended by deleting clause (iii) in its entirety and replacing it with the following text:

(iii) the maturity date and the weighted average life to maturity of any such Incremental Term Commitments shall be no earlier than or shorter than, as the case may be, the Maturity Date or the weighted average life to maturity of the Initial Term Loans, as applicable (other than (x) any Incremental Term Commitments and related Incremental Term Loans constituting Initial Term Loan Refinancing Debt that may provide for an earlier maturity date and/or a shorter average life to maturity than the Initial Term Loans and (y) customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Maturity Date of the Initial Term Loans or the weighted average life to maturity of the Initial Term Loans, as applicable)

(20)                          Subsection 2.8(b) of the Credit Agreement is hereby amended by (i) inserting the following language immediately following the text “ten (10) Business Days”:  “(or such shorter period as the Administrative Agent may agree in its reasonable discretion)”.

(21)                          Subsection 2.8(b) of the Credit Agreement is hereby further amended by inserting the following text at the end of such Subsection:

The Borrower may amend, revoke or replace an Extension Request pursuant to procedures reasonably acceptable to the Administrative Agent at any time prior to the date (the “Extension Request Deadline”) on which Lenders under the applicable Existing Term Tranche or Existing Term Tranches are requested to respond to the Extension Request.  Any Lender may revoke an Extension Election at any time prior to 5:00 p.m. on the date that is two (2) Business Days prior to the Extension Request Deadline, at which point the Extension Request becomes irrevocable (unless otherwise agreed by the Borrower).  The revocation of an Extension Election prior to the Extension Request Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the Extension Request Deadline.

(22)                          Section 4.2 of the Credit Agreement is hereby amended by inserting the following new clause (c):

(c)                                  On the First Amendment Effective Date, the 2013 Supplemental Term Loans incurred on such date shall be allocated ratably to the then outstanding Borrowings of ABR Loans and Eurodollar Loans (based upon the relative amount that the aggregate principal amount of ABR Loans or Eurodollar Loans, respectively, outstanding on the date immediately prior to the First Amendment Effective Date bears to the aggregate principal amount of Initial Term Loans outstanding on the date immediately prior to the First Amendment Effective Date), with the effect that: (A) the 2013 Supplemental Term Loans allocated to Eurodollar Loans outstanding on the date immediately prior to the First Amendment Effective Date shall (x) be incurred pursuant to a single Borrowing of Eurodollar Loans under the Facility with an Interest Period equal in duration to the remainder of the Interest Period for such Eurodollar Loans, i.e. an Interest Period ending on February 28, 2013, and (y) be added to (and thereafter be deemed to constitute a part of) such Eurodollar Loans, and be subject to the same Adjusted LIBOR Rate (giving effect to the amendment to the definition of “Applicable Margin” as contemplated by the First Amendment) as such Eurodollar Loans to which they are added, in each case, for the remainder of the then applicable Interest Period, with interest beginning to accrue on such 2013 Supplemental Term Loans that are Eurodollar Loans on the First Amendment Effective Date notwithstanding the fact that as a result such 2013 Supplemental Term Loans may effectively have a shorter Interest Period than such existing Borrowing of such Eurodollar Loans to which they are added and (B) the

2013 Supplemental Term Loans allocated to ABR Loans outstanding on the date immediately prior to the First Amendment Effective Date shall (i) be incurred pursuant to a single Borrowing of ABR Loans under the Facility with interest commencing to accrue on such 2013 Supplemental Term Loans that are ABR Loans from the First Amendment Effective Date, and (ii) be added to (and thereafter be deemed to constitute part of) such ABR Loans, and be subject to the same Alternate Base Rate (giving effect to the amendment to the definition of “Applicable Margin” as contemplated by the First Amendment) as ABR Loans to which they are added, notwithstanding the fact that as a result such 2013 Supplemental Term Loans may effectively have a shorter Interest Period than such existing Borrowing of such ABR Loans to which they are added. The Administrative Agent shall (and is hereby authorized to) take all appropriate actions in connection with the incurrence of 2013 Supplemental Term Loans to ensure that all Lenders with Initial Term Loans outstanding on the date immediately prior to the First Amendment Effective Date (after giving effect to the incurrence of the 2013 Supplemental Term Loans) participate in each Borrowing of Initial Term Loans (as increased by the amount of the 2013 Supplemental Term Loans incurred on the First Amendment Effective Date).

(23)                          Subsection 4.4(a) of the Credit Agreement is hereby amended by (i) deleting the text “first anniversary” and inserting the text “six month anniversary” in lieu thereof and (ii) deleting the text “Closing Date” and inserting the text “First Amendment Effective Date” in lieu thereof.

(24)                          Subsection 4.4(b) of the Credit Agreement is hereby amended by (i) inserting the text “(A)” immediately prior to the text “(1) 50.0%”, (ii) inserting the text “(the amount described in this clause (A), the “ECF Prepayment Amount”) minus (B) the portion of such ECF Prepayment Amount applied (to the extent Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase other Indebtedness that is pari passu with the Term Loan Facility Obligations on a pro rata basis with the Term Loans” immediately prior to semi-colon before the last proviso in such Subsection and (iii) inserting the text “(A)” immediately prior to the text “(1)” in the last proviso in such Subsection.

(25)                          Subsection 4.4(c) of the Credit Agreement is hereby amended by inserting the following text at the end of such Subsection:  “Notwithstanding any other provision of this Subsection 4.4, a Lender may, at its option, and if agreed by the Borrower, in connection with any prepayment of Term Loans pursuant to Subsection 4.4(a) or (b), exchange such Lender’s portion of the Term Loan to be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment (and any such Term Loans so exchanged shall be deemed repaid for all purposes under the Loan Documents).”.

(26)                          Subsection 4.5(b) of the Credit Agreement is hereby amended by (i) deleting the text “first anniversary” and inserting the text “six month anniversary” in lieu thereof and (ii) deleting the text “Closing Date” and inserting the text “First Amendment Effective Date” in lieu thereof.

(27)                          Subsection 4.8(a) of the Credit Agreement is hereby amended by (i) deleting the text “or 11.1(g)” and replacing it with the text “, 11.1(g) or 11.6” and (ii) inserting the following proviso prior to the  period (“.”) appearing at the end of the first sentence therein “; provided that a Lender may, at its option, and if agreed by the Borrower, exchange such Lender’s portion of a Term Loan to be prepaid for Rollover Indebtedness in lieu of such Lender’s pro rata portion of such prepayment, pursuant to the last sentence in Subsection 4.4(c)”.

(28)                          Section 5.16 of the Credit Agreement is hereby amended by inserting the text “ other than the 2013 Supplemental Term Loans,” immediately after the text “Initial Term Loans”.

(29)                          Section 8.1(b)(i) of the Credit Agreement is hereby amended by (i) deleting the text “and (d)” where it first appears in Subsection 8.1(b)(i)(I) and inserting the text “, (d) constituting Rollover Indebtedness (and Refinancing Indebtedness in respect thereof) and (e) “, (ii) deleting the text “1,440.0 million” in clause (I)(A) and inserting the text “1,590.0 million” in lieu thereof, (iii) deleting the text “350.0 million” in clause (I)(B) and inserting the text “450.0 million” in lieu thereof (iv) deleting the text “(for purposes of determining the amount Incurred pursuant to clause (i) of the definition of “Maximum Incremental Facilities Amount”, treating the unused portion of Incremental Revolving Commitments made available in reliance on such clause as Indebtedness Incurred on the date such Incremental Revolving Commitments are made available pursuant to Subsection 2.6)” from Subsection 8.1(b)(i)(II)(a), (v) deleting the text “and (d)” where it first appears in Subsection 8.1(b)(i)(II) and inserting the text “, (d) constituting Rollover Indebtedness and (e) “, (vi) deleting the text “in a maximum principal amount for all such Indebtedness not exceeding in the aggregate” immediately after the text “(and which does not generate any additional proceeds),” in clause (d) thereof and inserting the text “in an aggregate principal amount for all such Indebtedness outstanding after giving effect to such Incurrence not in excess of” in lieu thereof, (vii) inserting the text “ (for purposes of determining the amount outstanding pursuant to clause (i) of the definition of “Maximum Incremental Facilities Amount”, treating (x) any then unused portion of Incremental Revolving Commitments made available in reliance on such clause as outstanding Indebtedness and (y) Refinancing Indebtedness and Permitted Debt Exchange Notes Incurred in respect of Indebtedness Incurred in reliance on clause (i) of the definition of “Maximum Incremental Facilities Amount” (and Refinancing Indebtedness and Permitted Debt Exchange Notes Incurred in respect of such Refinancing Indebtedness and/or Permitted Debt Exchange Notes) as outstanding pursuant to such clause)” immediately after the text “not in excess of the Maximum Incremental Facilities Amount” in Subsection 8.1(b)(i)(II)(e), (viii) inserting the text “(b),” immediately prior to the text “(c) and (d) of this clause (II)” and (ix) inserting the text “plus without duplication of incremental amounts included in the definition of “Refinancing Indebtedness”, the aggregate amount of all fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such Refinancing Indebtedness”  immediately prior to the last occurrence of the text “)” at the end thereof.

(30)                          Subsection 8.2(c) of the Credit Agreement is hereby deleted in its entirety.

(31)                          Subsection 11.2(d) of the Credit Agreement is hereby amended by (i) deleting the text “; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications” and (ii) deleting the text “received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement)” and replacing it with “to have been duly made or given when delivered”.

(32)                          Subsection 11.6(b)(i) of the Credit Agreement is hereby amended by deleting the first comma (“,”) appearing in the first parenthetical therein and replacing it with the text “or” and deleting the text “or Holdings, the Borrower or any of their respective Subsidiaries” appearing in the first parenthetical therein.

(33)                          Subsection 11.6(h)(i) of the Credit Agreement is hereby amended by deleting the introductory text prior to the colon and replacing it with the following:

Notwithstanding anything to the contrary contained herein, (x) any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Loans or Commitments to any Parent Entity, the Borrower, any Subsidiary or an Affiliated Lender and (y) any Parent Entity, the Borrower and any Subsidiary may, from time to time, purchase or prepay Loans, in each case, on a non-pro rata basis through (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Borrower and the Administrative Agent (or other applicable agent managing such auction); provided that (A) any such Dutch auction by the Borrower or its Subsidiaries shall be made in accordance with Subsection 4.4(h) and (B) any such Dutch auction by any Parent Entity shall be made on terms substantially similar to Subsection 4.4(h) or on other terms to be agreed between such Parent Entity and the Administrative Agent (or other applicable agent managing such auction) or (2) open market purchases; provided further that:

(34)                          Subsection 11.6(h)(i)(4) of the Credit Agreement is hereby amended by inserting the text “(x) Holdings, the Borrower or a Subsidiary shall be retired or cancelled promptly upon the acquisition thereof or (y)” immediately after the text “any such Term Loans acquired by”.

(35)                          Schedule 7.2 to the Credit Agreement is hereby amended by deleting the text “http://ir.emsc.net” and inserting “http://investor.emsc.net/sec-filings”.

SECTION TWO - Guarantee and Collateral Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Four hereof:

(1)                                 The definition of Borrower Obligations in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended  by inserting the following sentence at the end of such definition:  “With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Obligation.”.

(2)                                 The definition of Guarantor Obligations in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended  by inserting the following sentence at the end of such definition: “With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.”.

SECTION THREE - Conditions to Effectiveness relating to Credit Agreement Amendments.  This First Amendment relating to the Credit Agreement Amendments shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1)                                 the Borrower and Lenders constituting the Required Lenders (determined immediately prior to giving effect to the First Amendment)  and all of the Lenders directly and adversely affected by this First Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Mike Brown (facsimile number: 212-354-8113, email address: projectemsTLamendment@whitecase.com);

(2)                                 the Borrower shall have paid, or cause to be paid (including by means of offsetting against the proceeds of the 2013 Supplemental Term Loans) to Deutsche Bank Securities Inc. (“DBSI”), fees pursuant to any fee letter between the Borrower and DBSI;

(3)                                 there shall have been delivered to the Administrative Agent for the account of each Consenting Term Lender which has requested same, an appropriate Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (after giving effect to this First Amendment);

(4)                                 (x) the assignment fee and any other costs and expenses of each Non-Consenting Term Lender (including any costs payable under Section 4.12(c) of the Credit Agreement) with respect to the assignment of its respective Initial Term Loans shall have been paid in full (including by means of offsetting against the proceeds of the 2013 Supplemental Term Loans), (y) the Initial Term Loans of Non-Consenting Term Lenders shall have been assigned to an assignee Lender in accordance with Section 11.1(g)(A) of the Credit Agreement and (z) all accrued and unpaid interest on all Initial Term Loans of each Non-Consenting Term Lender shall have been paid in full by the assignee Lender to such Non-Consenting Lender in accordance with Section 11.1(g)(A) of the Credit Agreement; and

(5)           the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this First Amendment, and the performance of the Credit Agreement as amended by this First Amendment, certified as of the First Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation.

SECTION FOUR - Conditions to Effectiveness relating to Guarantee and Collateral Agreement Amendments.  This First Amendment relating to the Guarantee and Collateral Agreement Amendments shall become effective on the date (the “First Amendment Effective Date”) when each affected Granting Party (as defined in the Guarantee and Collateral Agreement) and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  Mike Brown (facsimile number: 212-354-8113, email address: projectemsTLamendment@whitecase.com);

SECTION FIVE - Representations and Warranties; No Default.  In order to induce the Lenders to consent to this First Amendment, the Borrower represents and warrants to each of the Lenders and the Agents that on and as of the date hereof after giving effect to this First Amendment, (i) no Default or Event of Default exists as of the First Amendment Effective Date; (ii) the representations and warranties of each Loan Party contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (iii) the execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or limited liability company action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iv) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with (A) any Organizational Document of the Borrower or (B) any Requirement of Law applicable to the Borrower or result in a breach of any provision of any Contractual Obligation of the Borrower in any respect that would reasonably be expected to have a Material Adverse Effect.

SECTION SIX - Reference to and Effect on the Credit Agreement and the Notes.  On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION SEVEN - DEFINITIONS.  The following terms shall have the meanings herein specified.  Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Consenting Term Lender”: shall mean each Term Lender that has executed and delivered a counterpart of the First Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York City time) on February 7, 2013 as set forth in Section THREE Condition (1) hereof.

“Non-Consenting Term Lender”: shall mean each Term Lender that has not executed and delivered a counterpart of the First Amendment and has been replaced pursuant to Section 11.1(g) of the Credit Agreement in connection with its failure to so consent.

SECTION EIGHT - Execution in Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION NINE - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

EMERGENCY MEDICAL SERVICES
CORPORATION

By:	/s/ Randel G. Owen
Name:	Randel G. Owen
Title:	Chief Financial Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

Each Guarantor acknowledges and consents to each of the foregoing provisions of this First Amendment and the incurrence of the 2013 Supplemental Term Loans.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the 2013 Supplemental Term Loans shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Section Two hereof.

GUARANTORS:

CDRT ACQUISITION CORPORATION

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
ARIZONA OASIS ACQUISITION, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
GOLD COAST AMBULANCE SERVICE
HANK’S ACQUISITION CORP.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY

By:	/s/ William A. Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
EMS OFFSHORE MEDICAL SERVICES, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.
SEAWALL ACQUISITION, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC,
as manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC.,
as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMR BROCKTON, L.L.C.

By: AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC., as manager and sole member of AMR Brockton, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By: AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC., as sole member of American Medical Response Delaware Valley, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

APEX ACQUISITION LLC

By: EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

EMS MANAGEMENT LLC

By: EMCARE HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

By: AMR HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as sole member of EverRad, LLC

By: EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MEDASSOCIATES, LLC

By: EMCARE, INC., as sole member of MedAssociates, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MSO NEWCO, LLC

By: APEX ACQUISITION LLC, as sole member of MSO Newco, LLC

By: EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By: APEX ACQUISITION LLC, as sole member of Pinnacle Consultants Mid-Atlantic, L.L.C.

By: EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as sole member of ProvidaCare, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as general partner of Regional Emergency Services, L.P.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

SUN DEVIL ACQUISITION LLC

By: EMCARE, INC., as sole member of Sun Devil Acquisition LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

TEMPLETON READINGS, LLC

By: EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMERGENCY MEDICAL SERVICES L.P.

By: EMERGENCY MEDICAL SERVICES CORPORATION, as general partner of Emergency Medical Services L.P.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

MEDICS AMBULANCE, INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

GUARANTORS (cont’d):

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as sole member of Acute Management, LLC.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

HAWKEYE HOLDCO LLC

By: EMCARE, INC as sole member of Hawkeye Holdco LLC

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT

ACKNOWLEDGEMENT

Deutsche Bank AG New York Branch, as ABL Agent under that certain Intercreditor Agreement dated as of May 25, 2011 (the “Intercreditor Agreement”) and Deutsche Bank AG New York Branch, as Term Loan Agent under the Intercreditor Agreement hereby acknowledge that the issuance of the 2013 Supplemental Term Loans will constitute Term Loan Obligations (as defined in the Intercreditor Agreement), under the Original Term Loan Credit Agreement (as defined in the Intercreditor Agreement).

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as ABL Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH
in its capacity as Term Loan Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

EMSC - SIGNATURE PAGE TO FIRST AMENDMENT TO TLB CREDIT AGREEMENT